                            Letter to Stockholders

-------------------------------------------------------------------------------


We are pleased to submit the financial statements for the six months ended June 30, 2001. Also provided are the report of independent accountants, a schedule of investments, and summary financial information for the Company.

Net assets of the Company at June 30, 2001 were $19.79 per share on 81,621,562 shares outstanding, compared with $23.72 per share at December 31, 2000 on 82,292,262 shares outstanding. On March 1, 2001, a distribution of $0.08 per share was paid consisting of $0.04 from 2000 long-term capital gain, $0.03 from 2000 investment income, and $0.01 from 2001 investment income, all tax-able in 2001. A 2001 investment income dividend of $0.08 per share was paid on June 1, 2001 and another $0.08 investment income dividend has been declared to shareholders of record August 17, 2001, payable September 1, 2001.

Net investment income for the six months ended June 30, 2001 amounted to $9,693,681, compared with $8,799,608 for the same period in 2000. These earn-ings are equal to $0.12 and $0.11 per share, respectively, on the average num-ber of shares outstanding during each period.

Net capital gain realized on investments for the six months ended June 30, 2001 amounted to $119,495,677, the equivalent of $1.46 per share.


Current and potential shareholders can find information about the Company, in-cluding the daily net asset value (NAV) per share, the market price, and the discount/ premium to the NAV, at its site on the Internet. The address for the site is www.adamsexpress.com. Also available at the website are a brief his-tory of the Company, historical financial information, and more general indus-try material. Further information regarding shareholder services is located on page 14 of this report.

The Company is an internally-managed equity fund whose investment policy is essentially based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportu-nity for capital appreciation.

By order of the Board of Directors,

/s/ Douglas G. Ober
Douglas G. Ober,     /s/ Joseph M. Truta
Chairman and Chief   Joseph M. Truta,
                     President

Executive Officer
July 20, 2001

                      Statement of Assets and Liabilities

--------------------------------------------------------------------------------

                                 June 30, 2001

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $933,125,667)                           $1,515,586,530
 Non-controlled affiliate, Petroleum &
  Resources Corporation
  (cost $26,585,260)                                52,149,974
 Short-term investments (cost $45,677,579)          45,794,779 $1,613,531,283
-----------------------------------------------------------------------------
Cash                                                                  119,209
Securities lending collateral                                     191,480,920
Receivables:
  Investment securities sold                                        5,459,326
  Dividends and interest                                              874,474
Prepaid expenses and other assets                                   6,785,394
-----------------------------------------------------------------------------
  Total Assets                                                  1,818,250,606
-----------------------------------------------------------------------------
Liabilities
Investment securities purchased                                     6,108,700
Open written option contracts at value
 (proceeds $721,635)                                                  452,650
Obligations to return securities lending
 collateral                                                       191,480,920
Accrued expenses                                                    4,874,122
-----------------------------------------------------------------------------
  Total Liabilities                                               202,916,392
-----------------------------------------------------------------------------
  Net Assets                                                   $1,615,334,214
-----------------------------------------------------------------------------
Net Assets
Common Stock at par value $1.00 per share,
 authorized 150,000,000 shares; issued and
 outstanding 81,621,562 shares                                 $   81,621,562
Additional capital surplus                                        801,630,401
Undistributed net investment income                                 3,651,384
Undistributed net realized gain on investments                    120,019,105
Unrealized appreciation on investments                            608,411,762
-----------------------------------------------------------------------------
  Net Assets Applicable to Common Stock                        $1,615,334,214
-----------------------------------------------------------------------------
  Net Asset Value Per Share of Common Stock                            $19.79
-----------------------------------------------------------------------------

*See Schedule of Investments on pages 8 through 10.

The accompanying notes are an integral part of the financial statements.

                            Statement of Operations

--------------------------------------------------------------------------------

                         Six Months Ended June 30, 2001

Investment Income
 Income:
  Dividends:
   From unaffiliated issuers                                   $   9,942,425
   From non-controlled affiliate                                     191,376
  Interest and other income                                        1,706,599
-----------------------------------------------------------------------------
   Total income                                                   11,840,400
-----------------------------------------------------------------------------
 Expenses:
  Investment research                                                863,885
  Administration and operations                                      359,492
  Directors' fees                                                     99,000
  Reports and stockholder communications                             204,125
  Transfer agent, registrar and custodian expenses                   232,041
  Auditing and accounting services                                    50,264
  Legal services                                                      12,250
  Occupancy and other office expenses                                112,860
  Travel, telephone and postage                                       64,343
  Other                                                              148,459
-----------------------------------------------------------------------------
   Total expenses                                                  2,146,719
-----------------------------------------------------------------------------
   Net Investment Income                                           9,693,681
-----------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on
 Investments
 Net realized gain on security transactions                      119,438,264
 Net realized gain distributed by regulated investment company
  (non-controlled affiliate)                                          57,413
 Change in unrealized appreciation on investments               (439,057,582)
-----------------------------------------------------------------------------
   Net Loss on Investments                                      (319,561,905)
-----------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                 $(309,868,224)
-----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                       Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                               Six Months         Year Ended
                                           Ended June 30, 2001 December 31, 2000
                                           ------------------- -----------------
From Operations:
 Net investment income                       $    9,693,681     $   20,941,465
 Net realized gain on investments               119,495,677        128,091,337
 Change in unrealized appreciation on
  investments                                  (439,057,582)      (251,193,342)
--------------------------------------------------------------------------------
  Change in net assets resulting from
   operations                                  (309,868,224)      (102,160,540)
--------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                           (9,809,836)       (17,702,862)
 Net realized gain from investment
  transactions                                   (3,278,334)      (128,205,341)
--------------------------------------------------------------------------------
  Decrease in net assets from
   distributions                                (13,088,170)      (145,908,203)
--------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of shares issued in payment of
  exercised options and distributions              -0-              77,508,318
 Cash in lieu of fractional shares issued
  in payment of 3-for-2 stock split                -0-                (123,043)
 Cost of shares purchased (Note 4)              (13,272,370)       (48,555,429)
--------------------------------------------------------------------------------
  Change in net assets from capital share
   transactions                                 (13,272,370)        28,829,846
--------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets      (336,228,764)      (219,238,897)
Net Assets:
 Beginning of period                          1,951,562,978      2,170,801,875
--------------------------------------------------------------------------------
 End of period (including undistributed
  net investment income of $3,651,384 and
  $3,767,539, respectively)                  $1,615,334,214     $1,951,562,978
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                         Notes to Financial Statements

-------------------------------------------------------------------------------

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's invest-ment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstand-ing voting securities are held by the Company are defined as "Affiliated Com-panies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are ac-counted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distribu-tions to shareholders are recognized on the ex-dividend date, and interest in-come is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its share-holders in compliance with the requirements of the Internal Revenue Code ap-plicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at June 30, 2001 was $1,005,353,991, and net unrealized appreciation aggregated $608,898,927, of which the related gross unrealized appreciation and depreciation were $734,971,477 and $126,072,550, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, peri-odic reclassifications are made within the Company's capital accounts to re-flect income and gains available for distribution under income tax regula-tions.

3. Investment Transactions

Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 2001 were $198,517,618 and $218,361,921, respectively. Options may be written or purchased by the Compa-ny. The Company, as writer of an option, bears the market risk of an unfavor-able change in the price of the security underlying the written option. The risk associated with purchasing options is limited to the premium originally paid. Option transactions comprised an insignificant portion of operations during the period ended June 30, 2001. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares without par value.

On October 19, 2000 the Company effected a 3-for-2 stock split. All references to the number of outstanding shares and per share amounts have been adjusted retroactively to reflect the stock split.

The Company may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in common stock for 2001 and 2000 were as follows:

                                     Shares                   Amount
                                     ------                   ------
                             Six months               Six months
                               ended     Year ended     ended       Year ended
                              June 30,  December 31,   June 30,    December 31,
                                2001        2000         2001          2000
                             ---------- ------------  ----------   ------------
Shares issued in payment of
 dividends                                3,517,794                $77,391,468
Shares issued in payment of
 stock option exercise                        3,068                    116,850
Shares issued for 3-for-2
 stock split                             26,262,073                     --
Cash in lieu of fractional
 shares issued in payment
 of 3-for-2 stock split                                               (123,043)
-------------------------------------------------------------------------------
 Total increase                  --      29,782,935       --        77,385,275
-------------------------------------------------------------------------------
Shares purchased (at a
 weighted average discount
 from net asset value of
 10.2% and 13.7%,
 respectively)                (670,700)  (1,385,500) $(13,272,370) (48,555,429)
-------------------------------------------------------------------------------
 Total decrease               (670,700)  (1,385,500)  (13,272,370) (48,555,429)
-------------------------------------------------------------------------------
Net change                    (670,700)  28,397,435  $(13,272,370) $28,829,846
-------------------------------------------------------------------------------

On June 30, 2001 the Company held a total of 670,700 shares of its common stock at a cost of $13,272,370. There were no shares of its common stock held at December 31, 2000.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,610,146 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercis-able beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are ex-ercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of sur-render. Under the plan, the exercise price of the options and related stock appreciation

-------------------------------------------------------------------------------

rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 2001, 339,403 options were out-standing, with a weighted average exercise price of $8.1169 per share. During the six months ended June 30, 2001, the Company granted options including stock appreciation rights for 44,214 shares of common stock with a weighted average exercise price of $20.5776. Stock appreciation rights relating to 15,629 stock option shares were exercised at a weighted average market price of $19.24 per share and the stock options relating to those rights, which had a weighted average exercise price of $5.3121 per share, were cancelled. At June 30, 2001, there were outstanding exercisable options to purchase 126,511 common shares at $3.7033-$20.5417 per share (weighted average price of $6.7414), and unexercisable options to purchase 241,477 common shares at $3.7033-$20.5417 per share (weighted average price of $11.3144). The weighted average remaining contractual life of outstanding exercisable and unexercisable options is 3.5443 years and 6.0261 years, respectively. Total compensation expense recognized for the six months ended June 30, 2001 related to the stock options and stock appreciation rights plan was $(596,795). At June 30, 2001, there were 1,266,371 shares available for future option grants.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-con-tributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist of investments in individual stocks, bonds and mutual funds.

The actuarially computed net pension cost credit for the six months ended June 30, 2001 was $208,438, and consisted of service cost of $102,206, interest cost of $181,123, expected return on plan assets of $448,557, and net amorti-zation credit of $43,210.

In determining the actuarial present value of the projected benefit obliga-tion, the interest rate used for the weighted average discount rate was 7.5%, the expected rate of annual salary increases was 7.0%, and the long-term ex-pected rate of return on plan assets was 8.0%.

On January 1, 2001, the projected benefit obligation for service rendered to date was $4,932,613. During the six months ended June 30, 2001, the projected benefit obligation increased due to service cost and interest cost of $102,206 and $181,123, respectively, and decreased due to benefit payments in the amount of $102,669. The projected benefit obligation June 30, 2001 was $5,113,273.

On January 1, 2001, the actual fair value of plan assets was $11,316,574. Dur-ing the six months ended June 30, 2001, the fair value of plan assets in-creased due to the expected return on plan assets of $448,557 and decreased due to benefit payments in the amount of $102,669. At June 30, 2001, the pro-jected fair value of plan assets amounted to $11,662,462, which resulted in excess plan assets of $6,549,189. The remaining components of prepaid pension cost at June 30, 2001 included $960,216 in unrecognized net gain, $484,867 in unrecognized prior service cost and $47,961 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at June 30, 2001 was $6,025,879.

In addition, the Company has a nonqualified benefit plan which provides em-ployees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

6. Expenses

The cumulative amount of accrued expenses at June 30, 2001 for employees and former employees of the Company was $4,694,530. Aggregate remuneration paid or accrued during the six months ended June 30, 2001 to officers and directors amounted to $1,109,826, which includes a credit of $596,795 for stock options and stock appreciation rights.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compen-sation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive in-terest or dividends on the securities loaned. The loans are secured by collat-eral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At June 30, 2001, the Company had securities on loan of $182,458,854 and held collateral of $191,480,920.

                              Financial Highlights

--------------------------------------------------------------------------------

                                           Six Months Ended
                                         -----------------------
                                                                                    Year Ended December 31
                                         June 30,     June 30,    -----------------------------------------------------------
                                           2001         2000         2000        1999        1998        1997        1996
                                         ---------   -----------  ----------- ----------- ----------- ----------- -----------
Per Share Operating Performance*

Net asset value, beginning of period        $23.72       $26.85       $26.85      $21.69      $19.01      $15.80      $14.24
-----------------------------------------------------------------------------------------------------------------------------

Net investment
 income                                       0.12         0.11         0.26        0.25        0.30        0.29        0.35

Net realized gains and change in
 unrealized appreciation and other
 changes                                     (3.91)        1.55        (1.63)       6.54        3.78        4.22        2.36
-----------------------------------------------------------------------------------------------------------------------------

Total from investment operations             (3.79)        1.66        (1.37)       6.79        4.08        4.51        2.71
-----------------------------------------------------------------------------------------------------------------------------

Capital share
 repurchases                                  0.02         0.08         0.09          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------------

Less
 distributions

Dividends from net investment income         (0.12)       (0.11)       (0.22)      (0.26)      (0.30)      (0.29)      (0.35)

Distributions from net realized gains        (0.04)       (0.05)       (1.63)      (1.37)      (1.10)      (1.01)      (0.80)
-----------------------------------------------------------------------------------------------------------------------------

Total
 distributions                               (0.16)       (0.16)       (1.85)      (1.63)      (1.40)      (1.30)      (1.15)
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period              $19.79       $28.43       $23.72      $26.85      $21.69      $19.01      $15.80
-----------------------------------------------------------------------------------------------------------------------------

Per share market price, end of period       $17.87       $24.58       $21.00      $22.38      $17.75      $16.13      $13.17

Total Investment Return

Based on market
 price                                      (14.2)%       10.6%         1.7%       36.1%       19.3%       33.1%       16.4%

Based on net
 asset value                                (15.9)%        6.6%        (4.3)%      33.6%       23.7%       30.7%       21.0%

Ratios/Supplemental Data

Net assets, end of period (in 000's)     $1,615,334  $2,250,925   $1,951,563  $2,170,802  $1,688,080  $1,424,170  $1,138,760

Ratio of expenses to average net assets       0.24%+       0.34%+       0.24%       0.32%       0.22%       0.39%       0.34%

Ratio of net investment income to
 average net
 assets                                       1.10%+       0.81%+       0.97%       1.06%       1.48%       1.61%       2.30%

Portfolio
 turnover                                    23.09%+      11.76%+      12.74%      15.94%      22.65%      17.36%      19.60%

Number of shares outstanding at
 end of period (in 000's)*                   81,622      79,187       82,292      80,842      77,815      74,924      72,055

--------
* Prior year data have been adjusted to reflect the 3-for-2 stock split ef-fected in October, 2000.
+ Ratios presented on an annualized basis.

                            Schedule of Investments

--------------------------------------------------------------------------------

                                 June 30, 2001

                                                      Prin. Amt.
                                                       or Shares    Value (A)
                                                      ----------    ---------

Stocks And Convertible Securities -- 97.1%
 Basic Materials --1.5%
 Engelhard Corp.                                          530,000 $  13,668,700
 Mead Corp.                                               400,000    10,856,000
                                                                  -------------
                                                                     24,524,700
                                                                  -------------
 Capital Goods -- 12.0%
 Black & Decker Corp.                                     300,000    11,838,000
 General Electric Co.                                   1,855,000    90,431,251
 ITT Industries                                           355,000    15,708,750
 Minnesota Mining & Manufacturing Co.                     285,000    32,518,500
 Pall Corp.                                               600,000    14,118,000
 United Technologies Corp.                                390,000    28,571,400
                                                                  -------------
                                                                    193,185,901
                                                                  -------------
 Communication Services -- 9.9%
 Telecommunications -- Cellular and Wireless -- 2.2%
 MediaOne Group, Inc.
  6.25% PIES due 2001                                      85,000     4,861,150
 Nextel Communications Inc.
  5.25% Conv. Notes
  due 2010 (B)                                        $10,000,000     6,112,500
 Nextel Communications Inc. (C)(D)                      1,040,000    18,200,000
 Vodafone Group plc ADS (C)                               287,500     6,425,625
                                                                  -------------
                                                                     35,599,275
                                                                  -------------
 Telecommunications -- Long Distance -- 2.6%
 MCI Group Inc.                                            22,000       354,200
 Qwest Communications International, Inc.
  5.75% TRENDS Pfd.
  due 2003 (B)                                            538,000    30,262,500
 Williams Communications Group, Inc. (C)(D)               911,200     2,688,039
 WorldCom, Inc. (D)                                       550,000     7,810,000
                                                                  -------------
                                                                     41,114,739
                                                                  -------------
 Telephone -- 5.1%
 American Tower Corp.
  5.00% Conv. Notes
  due 2010 (B)                                        $10,000,000     8,000,000
 BellSouth Corp.                                          440,000    17,718,800
 Global Crossing Ltd. 6.75% Conv. Pfd. due 2012            40,000     4,620,000
 Global Crossing Ltd. (C)(D)                              644,000     5,564,160
 RCN Corp. (C)(D)                                         280,000     1,537,200
 SBC Communications Inc.                                  787,960    31,565,678
 Time Warner Telecom Inc. (C)(D)                          404,500    13,558,840
                                                                  -------------
                                                                     82,564,678
                                                                  -------------

                                                    Prin. Amt.
                                                    or Shares   Value (A)
                                                    ----------  ---------

 Consumer -- 4.3%
 Coca-Cola Co. (C)                                    170,000  $  7,650,000
 Dean Foods Co.                                       300,000    12,060,000
 Ivex Packaging Corp. (D)                             700,000    13,300,000
 PepsiCo, Inc. (C)                                    295,000    13,039,000
 Procter & Gamble Co.                                 170,000    10,846,000
 Tiffany & Co. (C)                                    350,000    12,677,000
                                                               ------------
                                                                 69,572,000
                                                               ------------
 Energy -- 9.2%
 BP plc ADR                                           270,000    13,459,501
 Calpine Capital Trust 5.75% Conv. Pfd. HIGH TIDES    182,250    24,284,813
 Calpine Corp. (C)(D)                                  40,000     1,512,000
 Enron Corp.                                          450,000    22,050,000
 Exxon Mobil Corp.                                    158,418    13,837,812
 Petroleum & Resources
  Corporation (E)                                   1,913,761    52,149,974
 Schlumberger Ltd.                                     88,400     4,654,260
 Williams Companies, Inc.                             500,000    16,475,000
                                                               ------------
                                                                148,423,360
                                                               ------------
 Financial -- 19.0%
 Banking -- 11.8%
 BankNorth Group, Inc.                                474,000    10,736,100
 Citigroup Inc.                                       401,023    21,190,062
 Federal Home Loan Mortgage Corp.                     345,000    24,150,000
 Greenpoint Financial Corp.                           435,000    16,704,000
 Investors Financial Services Corp.                   558,500    37,419,500
 Mellon Financial Corp.                               420,000    19,320,000
 Provident Bankshares Corp.                           335,021     8,355,435
 Wachovia Corp. (C)                                   190,000    13,518,500
 Wells Fargo & Co.                                    550,000    25,536,500
 Wilmington Trust Corp.                               210,000    13,156,500
                                                               ------------
                                                                190,086,597
                                                               ------------
 Insurance -- 7.2%
 AMBAC Financial Group, Inc.                          569,400    33,139,080
 American International Group, Inc.                   759,375    65,306,251
 Annuity & Life Re (Holdings), Ltd.                   513,000    18,339,750
                                                               ------------
                                                                116,785,081
                                                               ------------

--------------------------------------------------------------------------------

                                 June 30, 2001

                                               Prin. Amt
                                               or Shares  Value (A)
                                               ---------  ---------

 Health Care -- 14.8%
 Abbott Laboratories                             350,000 $ 16,803,500
 Affymetrix Inc. (D)                             210,000    4,630,500
 American Home Products Corp.                    300,000   17,532,000
 Applera Corp. - Applied Biosystems Group (C)    210,000    5,617,500
 Baxter International                            510,000   24,990,000
 Caliper Technologies (C)(D)                     175,000    3,683,750
 Elan Corp., plc ADR (C)(D)                      550,000   33,550,000
 Genentech, Inc. (D)                             375,000   20,662,500
 GlaxoSmithKline plc ADR (C)                     250,360   14,070,232
 HCA Inc.                                        180,000    8,134,200
 Human Genome Sciences Inc. (C)(D)               200,000   12,050,000
 Johnson & Johnson                               360,000   18,000,000
 Lilly (Eli) & Co.                               190,000   14,060,000
 Merck & Co., Inc.                               250,000   15,977,500
 Pharmacia Corp. (C)                             368,900   16,950,955
 Vertex Pharmaceuticals Inc. (D)                 248,016   12,276,792
                                                         ------------
                                                          238,989,429
                                                         ------------
 Technology -- 16.3%
 Communication Equipment -- 5.8%
 Corning Inc.                                  1,170,000   19,550,700
 Ericsson (L.M.) Telephone Co. ADR (C)         3,133,333   16,982,665
 Lucent Technologies Inc.                        508,920    3,155,304
 Motorola, Inc.                                  495,622    8,207,500
 Nokia Corp. ADR (C)                           1,840,000   40,553,600
 Nortel Networks Corp.                           600,000    5,454,000
                                                         ------------
                                                           93,903,769
                                                         ------------
 Computer Related -- 7.0%
 BEA Systems Inc. (C)(D)                         152,500    4,683,275
 BMC Software Inc. (D)                           310,000    6,987,400
 Cisco Systems, Inc. (D)                       1,835,000   33,397,000
 DiamondCluster International Inc. (D)           447,500    5,696,675
 Oracle Corp. (D)                              1,180,000   22,420,000
 QRS Corp. (C)(D)                                530,000    8,798,000
 Sapient Corp. (D)                             1,150,000   11,212,500
 Siebel Systems Inc. (D)                         100,000    4,690,000
 Sun Microsystems Inc. (D)                       500,000    7,860,000
 Symantec Corp. (D)                              182,500    7,973,425
                                                         ------------
                                                          113,718,275
                                                         ------------
 Electronics -- 3.5%
 Intel Corp.                                     690,000   20,182,500
 Solectron Corp. (C)(D)                        2,000,000   36,600,000
                                                         ------------
                                                           56,782,500
                                                         ------------

                                                       Prin. Amt.
                                                       or Shares    Value (A)
                                                       ----------   ---------

 Transportation -- 1.8%
 Canadian National Railway Co. 5.25% Conv. Pfd. QUIDS
  due 2029                                              170,000   $   9,571,000
 Canadian National Railway Co. (C)                       85,000       3,442,500
 United Parcel Service, Inc.                            265,000      15,317,000
                                                                  -------------
                                                                     28,330,500
                                                                  -------------
 Utilities -- 8.3%
 Black Hills Corp.                                      555,000      22,327,650
 CINergy Corp.                                          300,000      10,485,000
 Duke Energy Corp. 8.25% Conv. Pfd. due 2004            400,000      10,260,000
 Duke Energy Corp.                                      355,000      13,848,550
 Keyspan Corp.                                          400,000      14,592,000
 Mirant Corp. (C)(D)                                    400,000      13,760,000
 Northwestern Corp.                                     500,000      11,200,000
 Orion Power Holdings, Inc. (C)                         750,000      17,857,500
 TECO Energy, Inc.                                      650,000      19,825,000
                                                                  -------------
                                                                    134,155,700
                                                                  -------------
Total Stocks and Convertible Securities
 (Cost $959,710,927) (F)                                          1,567,736,504
                                                                  -------------

-------------------------------------------------------------------------------

                                 June 30, 2001

                                               Prin. Amt.    Value (A)
                                               ----------    ---------

Short-Term Investments -- 2.8%
 U.S. Government Obligations -- 0.7%
 U.S. Treasury Bills,
  3.54%, due 8/23/01                           $12,000,000 $   11,937,449
                                                           --------------
  Commercial Paper -- 2.1%
  Chevron USA,
   3.75%, due 7/05/01                            9,815,000      9,810,875
  Ford Motor Credit Corp.,
   3.92%, due 7/05/01-7/10/01                   13,340,000     13,331,155
  General Electric Capital Corp.,  3.83-3.96%,
   due 7/03/01-7/12/01                          10,580,000     10,571,300
                                                           --------------
                                                               33,713,330
                                                           --------------

                                                       No. of
                                                      Contracts   Value (A)
                                                      ---------   ---------

 Purchased Options -- 0.0%
 Calpine Corp, Put, July 2001, Strike Price $45        20,000   $      144,000
Total Short-Term Investments
 (Cost $45,677,579)                                                 45,794,779
                                                                --------------
Total Investments
 (Cost $1,005,388,506)                                           1,613,531,283
 Cash, receivables and other assets, less liabilities                1,802,931
                                                                --------------
Net Assets -- 100.0%                                            $1,615,334,214
                                                                ==============

-------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ, except re-stricted securities.
(B) Restricted securities (American Tower Corp. 5% Conv. Notes due 2010, ac-quired 2/9/00-4/13/00, cost $10,037,239, Nextel Communications Inc. 5.25% Conv. Notes due 2010, acquired 1/21/00, cost $10,000,000, and Qwest Commu-nications International, Inc. 5.75% TRENDS Pfd. due 2003, acquired 12/4/98-2/21/01, cost $32,969,481).
(C) All or a portion of these securities is on loan. See Note 7 to Financial Statements.
(D) Presently non-dividend paying.
(E) Non-controlled affiliate.
(F) The aggregate market value of stocks held in escrow at June 30, 2001 cov-ering open call option contracts written was $6,782,650. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $6,920,000.

                       Report of Independent Accountants

-------------------------------------------------------------------------------

To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, includ-ing the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (here-after referred to as the "Company") at June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to ex-press an opinion on these financial statements based on our audits. We con-ducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at June 30, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 11, 2001

                   Principal Changes in Portfolio Securities

--------------------------------------------------------------------------------

                  During the Three Months Ended June 30, 2001

                                                      Shares
                                        --------------------------------------
                                                                     Held
                                        Additions     Reductions June 30, 2001
                                        ---------     ---------- -------------
Abbott Laboratories....................   95,000                    350,000
Affymetrix Inc. .......................  210,000                    210,000
Applera Corp.--Applied Biosystems
 Group.................................  210,000                    210,000
Baxter International...................  255,000(/1/)               510,000
BEA Systems Inc. ......................  152,500                    152,500
Caliper Technologies...................  175,000                    175,000
Genentech, Inc. .......................  105,000                    375,000
HCA Inc. ..............................  180,000                    180,000
Johnson & Johnson......................  180,000(/1/)               360,000
Mirant Corp. ..........................   90,000                    400,000
Siebel Systems, Inc. ..................  100,000                    100,000
Annuity & Life Re (Holdings), Ltd. ....                182,000      513,000
ALZA Corp. ............................                480,000        --
Calpine Capital Trust 5.75% Conv. Pfd.
 HIGH TIDES............................                 20,250      182,250
First Data Corp. ......................                175,000        --
Investors Financial Services Corp. ....                 71,500      558,500
Ivex Packaging Corp. ..................                228,000      700,000
Nortel Networks Corp. .................                890,000      600,000
Symantec Corp. ........................                 40,000      182,500

--------
(/1/)By stock split.

                              -------------------
 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the pur-chase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their origi-nal cost. Past performance is not indicative of future investment results.

                        Historical Financial Statistics

--------------------------------------------------------------------------------


                                                                 Dividends    Distributions
                                                        Net         from          from
                                                       Asset   Net Investment Net Realized
                            Value of       Shares    Value per     Income         Gains
December 31                Net Assets   Outstanding*  Share*     Per Share*    Per Share*
-----------                ----------   ------------ --------- -------------- -------------
1991.................... $  661,895,779  49,121,246   $13.47        $.36          $ .73
1992....................    696,924,779  51,039,938    13.65         .31            .77
1993....................    840,610,252  63,746,498    13.19         .30            .79
1994....................    798,297,600  66,584,985    11.99         .33            .73
1995....................    986,230,914  69,248,276    14.24         .35            .76
1996....................  1,138,760,396  72,054,792    15.80         .35            .80
1997....................  1,424,170,425  74,923,859    19.01         .29           1.01
1998....................  1,688,080,336  77,814,977    21.69         .30           1.10
1999....................  2,170,801,875  80,842,241    26.85         .26           1.37
2000....................  1,951,562,978  82,292,262    23.72         .22           1.63
June 30, 2001...........  1,615,334,214  81,621,562    19.79         .20+           .04

--------
 * Prior years have been adjusted to reflect the 3-for-2 stock split effected in October, 2000.
 + Paid or declared.

                              -------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange
                           The Adams Express Company
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                         Website: www.adamsexpress.com
                        E-mail: contact@adamsexpress.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP
              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
          The Bank's Shareholder Relations Department: (877) 260-8188
                      E-mail: Shareowner-svcs@bankofny.com

                     Shareholder Information and Services

-------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

BuyDIRECTSM*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvest-ment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time in-vestors an affordable alternative for buying, selling, and reinvesting in Adams Express shares. Direct purchase plans are growing in popularity and Adams Express is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commis-sions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                   $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee          $2.50 per investment
 Brokerage Commission      $0.05 per share

Reinvestment of Dividends**
 Service Fee            10% of amount invested
             (maximum of $2.50 per investment)

 Brokerage Commission $0.05 per share
Sale of Shares
 Service Fee                   $10.00
 Brokerage Commission $0.05 per share

Deposit of Certificates for safekeeping  Included

Book to Book Transfers  Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)        $500.00
Minimum optional investment
 (existing holders)                              $50.00
Electronic Funds Transfer (monthly minimum)      $50.00
Maximum per transaction                      $25,000.00
Maximum per year                                   NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many regis-tered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in the Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  -----------

The Company          The Transfer Agent
The Adams Express    The Bank of New York
 Company             Shareholder Relations Dept.-8W
Lawrence L.          P.O. Box 11258
 Hooper, Jr.,        Church Street Station
Vice President,      New York, NY 10286
 Secretary and       (877) 260-8188
 General Counsel     Website:
Seven St. Paul       http://stock.bankofny.com
 Street,             E-mail:
 Suite 1140          Shareowner-svcs@ bankofny.com
Baltimore, MD
 21202
(800) 638-2479
Website:
www.adamsexpress.com
E-mail:
contact@adamsexpress.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly is-sued shares of common stock in which event there would be no fees or commis-sions in connection with this dividend and capital gain distribution.

The Adams Express Company
----------------------------------------------------
Board of Directors

Enrique R. Arzac/2,4/         Douglas G. Ober/1/
Daniel E. Emerson/1,4/        Landon Peters/3,4/
Thomas H. Lenagh/2,3/         John J. Roberts/2,4/
W.D. MacCallan/1,4/           Susan C. Schwab/1,3/
W. Perry Neff/1,2/            Robert J.M. Wilson/1,3/

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee

Officers

Douglas G. Ober               Chairman and
                               Chief Executive Officer
Joseph M. Truta               President
Richard F. Koloski            Executive Vice President
Richard B. Tumolo             Vice President--Research
Lawrence L. Hooper, Jr.       Vice President,
                               Secretary and
                               General Counsel
Maureen A. Jones              Vice President and
                               Treasurer
Christine M. Sloan            Assistant Treasurer
Geraldine H. Stegner          Assistant Secretary

                 ----------
                 Stock Data
                 ----------

Price (6/30/01)               $17.87
Net Asset Value (6/30/01)     $19.79
Discount:                        9.7%

New York Stock Exchange and Pacific Exchange ticker symbol: ADX

NASDAQ Mutual Fund Quotation Symbol: XADEX

Newspaper stock listings are generally under the abbreviation: AdaEx

            ---------------------
            Distributions in 2001
            ---------------------
From Investment Income        $0.20
  (paid or declared)
From Net Realized Gains        0.04
                              -----
    Total                     $0.24
                              =====

     ---------------------------
     2001 Dividend Payment Dates
     ---------------------------
          March 1, 2001
          June 1, 2001
          September 1, 2001
          December 27, 2001*

      *Anticipated

[Adams Express Logo]

Semi-Annual Report
------------------
   June 30, 2001